Exhibit 10(b)

                            THE BETHLEHEM CORPORATION

                              EQUITY INCENTIVE PLAN
                                  FOR DIRECTORS
                     (As amended through December 12, 1995)


         THE BETHLEHEM CORPORATION, a corporation organized under the laws of the Commonwealth of Pennsylvania, hereby sets forth the Equity Incentive Plan for Directors. The Plan provides for the grant of nonqualified stock options to Directors and will be submitted for the approval of the Company's stockholders within 12 months after the date of the Plan's initial adoption by the Board, and the Plan will become effective upon such approval.

         1. Definitions. whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary.

                  "Company" shall mean The Bethlehem Corporation, a Pennsylvania corporation.

                  "Affiliate" shall mean any corporation in which the Company owns, directly or indirectly, 25% or more of the voting stock.

                  "Board" shall mean the Board of Directors of the Company.

                  "Committee" shall mean the committee which has been appointed to administer the Plan under the provisions of Section 2 of the Plan.

                  "Director" shall mean a member of the Board.

                  "Option" shall mean an option granted under the provisions of
Section 4 of the Plan to purchase common stock of the Company.

                  "Optionee" shall mean a Director to whom an Option is granted.

                  "Fair Market Value" shall be the closing price of the Company's common stock quoted on the American Stock Exchange Listings (the "Listings") for the date in question, as published in the Wall Street Journal. If no sale prices are quoted in the Listings for such date, the next preceding date for which such sale prices are quoted shall be used.

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                  "Code" shall mean the Internal Revenue Code of 1986, as it may hereafter be amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

                  "Total Disability" shall mean a permanent and total disability as determined in accordance with Section 72(m)(7) of the Code.

                  "Secretary" shall mean the Secretary or an Assistant Secretary of the Company.

                  "Plan" shall mean this Equity Incentive Plan for Directors.

                  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Termination of Service" shall mean a cessation of a Director's service as a member of the Board, whether as a result of resignation, failure to be reelected or any other reason.

         2.       Administration.

                  (a) Appointment of Committee. The Committee shall consist of at least two Directors, appointed by and holding office at the pleasure of the Board.

                  (b) Duty and Power of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall not have any discretion to determine who will be granted Options or to determine the number of Options, the exercise price of Options or the timing of the grant of Options to be granted to any Director.

                  (c) Committee Actions. The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

                  (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive any compensation for their services as members, but all expenses and

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liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected and indemnified by the Company with respect to any such action, determination or interpretation.

         3.       Shares Subject to Plan.

                  (a) Limitations. The shares of stock issuable pursuant to Options shall be shares of the Company's no par value common stock. The total number of such shares available for Options granted under the Plan shall not exceed 130,000 in the aggregate. The total number of such shares for which Options may be granted under the Plan to any one Director shall not exceed 10,000 shares.

                  (b) Effect of Unexercised or Cancelled Options. If an Option expires or is cancelled for any reasons without having been fully exercised or vested, the number of shares subject to such Option that were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder (to the same Optionee or to a different Optionee).

                  (c) Changes in Company's Shares. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares that may be issued on exercise of Options and, to the extent appropriate, in the option price referred to in Section 4(b)(ii) hereof.

         4.       Stock Options.

                  (a)      Granting of Options.


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                           (i)      Eligibility. Each Director shall be eligible
to be granted Options.

                           (ii)     Granting of Options.  Each Director on March
21, 1991 shall be granted an Option for 10,000 shares on such date. Each individual who becomes a Director of the Company after March 21, 1991 shall be granted an Option for 10,000 shares under the Plan on the first business day after he becomes a Director.

                  (b)      Terms of Options.

                           (i)      Option Agreement.  Each Option shall be
evidenced by a written stock option agreement, which shall be executed by the Optionee and the Company and which shall contain such terms and conditions as the Committee determines are required by the Plan.

                           (ii)     Option Price.  The price of the shares
subject to each Option shall be equal to the greater of $3.15 per share or 100% of the Fair Market Value for such shares on the date the Option is granted.

                           (iii) Date of Grant.  The date on which an Option
shall be granted shall be the date determined under Section
4(a)(ii).

                           (iv)     Commencement of Exercisability.

                                    (A)   No Option may be exercised in whole or
in part during the six months after such Option is granted.
Thereafter, the Option shall be exercisable in full.

                                    (B)   No portion of an Option that is
unexercisable at the time of the Optionee's Termination of Service shall thereafter become exercisable.

                           (v)      Expiration of Options.  Each Option shall
terminate upon the expiration of six years from the date the Option was granted; except that, a Director's Option shall terminate immediately if said Director is removed from the Board (A) by action of the shareholders of the Company or the Board in accordance with the Company's By-laws or applicable law, (B) by a court of competent jurisdiction, or (C) by operation of law, in any such case where "cause" is the express reason for such removal."

                           (vi)     Adjustment in Outstanding Options.  In the
event that the outstanding shares of the stock subject to Options are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason

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of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                  (c)      Exercise of Options.

                           (i)      Person Eligible to Exercise.  During the
lifetime of the Optionee, only he may exercise an Option granted to him or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such other person of his right or power to exercise the Option or any portion thereof.

                           (ii)     Fractional Shares.  The Company shall not be
required to issue fractional shares on exercise of an Option.

                           (iii)    Manner of Exercise.  An exercisable Option,
or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following:

                                    (A) Notice in writing signed by the Optionee
or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                                    (B) Full cash payment for the shares with
respect to which such Option or portion is thereby exercised and which are to be delivered to him pursuant to such exercise;

                                    (C) The payment to the Company of all income
tax withholding as the Committee determines to be advisable; and

                                    (D) Such representations and documents as
the Committee, in its absolute discretion, deems necessary or

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advisable to effect compliance with all applicable provisions of the Securities
Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

                           (iv)    Conditions to Issuance of Stock Certificates.
The shares of common stock deliverable upon exercise of an Option, or any part thereof, may be previously authorized but unissued shares and/or issued shares that have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of common stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                                    (A) The admission of such shares to listing
on all stock exchanges on which such class of stock is then listed;

                                    (B) The completion of any registration or
other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Company shall, in its absolute discretion, deem necessary or advisable;

                                    (C) The obtaining of any approval or other
clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                                    (D) The satisfaction of any tax rules,
regulations or requirements that the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                                    (E) The lapse of such reasonable period of
time following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

                           (v)      Rights of Stockholders.  An Optionee shall
not be, nor have any of the rights of, a stockholder of the Company in respect to any shares that may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

         5.       Miscellaneous Provisions.


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                  (a) Options Not Transferable. No Option or interest or right therein or part thereof shall be subject to liability or availability for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

                  (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board; provided, however, that the provisions of Sections 3(a), 4(a)(ii) and 4(b)(ii) shall not be amended more than once every six months other than to comport with changes in the Code or the rules thereunder; and provided further that no amendment of the Plan shall be effected without approval of the Company's stockholders if stockholder approval is required under the Code or under applicable laws and regulations of the Securities and Exchange Commission or any stock exchange. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

                  (c) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  (d) Compliance with Rule 16b-3. The provisions of the Plan are intended to comply in all respects with the provisions of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 and any amendments thereto, and, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

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